Exhibit 99.2

AMENDMENT NO. 1 TO PREFERRED STOCK PURCHASE AGREEMENT

This AMENDMENT NO. 1 TO PREFERRED STOCK PURCHASE AGREEMENT (this “Amendment”) is made as of October 3, 2012 by and among RLJ Acquisition, Inc., a Nevada corporation (“Purchaser”), RLJ Entertainment Inc., a Nevada corporation (“Holdings”), and the holders of Preferred Stock of Image Entertainment, Inc. listed on Schedule A to the Agreement (as defined below) (each a “Seller” and, collectively, the “Sellers”) and amends that certain Preferred Stock Purchase Agreement, dated as of April 2, 2012, by and among Purchaser, Holdings and the Sellers (the “Agreement”). Capitalized terms not otherwise defined herein have the meanings assigned thereto in the Agreement.

WHEREAS, pursuant to Section 9.07 of the Agreement, the parties desire to amend the Agreement as provided in this Amendment.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1 ..          Amendments. The Agreement is hereby amended as follows:

(a)          Section 2.02 of the Agreement is hereby deleted in its entirety and replaced with the following Section:

“SECTION 2.02. Purchase Price. The aggregate purchase price (the “Purchase Price”) for all of the Shares shall be payable in cash, Promissory Notes, newly issued shares of common stock, par value $.001 per share, of Holdings (“Holdings Common Stock”) and newly issued warrants to purchase shares of Holdings Common Stock in substantially the same form as the warrants issued by Purchaser in its public offering in February 2010 (“Holdings Warrants” and the shares of Holdings Common Stock issuable upon exercise of the Holdings Warrants, the “Holdings Warrant Shares”). The Purchase Price shall be allocated among the Sellers as set forth in Schedule B hereto.”

(b)          Section 2.05 of the Agreement is hereby amended by deleting the period after paragraph (b) of such Section 2.05 and replacing it with a semi-colon and by adding the following new paragraphs (c) and (d) to the end of such Section 2.05:

“(c)          shares of Holdings Common Stock in the name of each Seller receiving shares of Holdings Common Stock by appropriate book entries evidencing such shares; and

“(d)          Holdings Warrants in the name of each Seller receiving Holdings Warrants.”

(c)          Section 3.06 of the Agreement is hereby amended to include the Holdings Common Stock and Holdings Warrants to be issued pursuant to the Agreement in addition to the Promissory Notes, mutatis mutandis.

(d)          The following new Section 4.07 is hereby added to the end of Article IV of the Agreement.

“SECTION 4.07. Valid Issuance of the Securities.

(a)          The shares of Common Stock to be issued to the Sellers pursuant to this Agreement shall, when issued, be duly authorized, validly issued, fully paid and non-assessable and not subject to preemptive rights created by statue, the certificate of incorporation of Holdings, the By-laws of Holdings or any agreement to which Holdings shall be a party or be bound.

(b)          The Holdings Warrants to be issued to the Sellers pursuant to this Agreement will, when issued and delivered in accordance with the terms of this Agreement, be duly authorized and validly issued.

(c)          The Holdings Warrant Shares will, when issued and delivered in accordance with the terms of this Agreement and the Holdings Warrants, be duly authorized, validly issued, fully paid and non-assessable and not subject to preemptive rights created by statue, the certificate of incorporation of Holdings, the By-laws of Holdings or any agreement to which Holdings shall be a party or be bound.”

(e)          Section 5.07 of the Agreement is hereby amended by deleting the first sentence of such Section 5.07 and replacing it with the following sentence:

“Purchaser and the Sellers hereby acknowledge and agree that the Sellers identified as Registered Sellers on Schedule A hereto (the “Registered Sellers”) shall be entitled to demand registration on Form S-3 of (i) the Holdings Common Stock and Holdings Warrant Shares received by such Sellers pursuant to this Agreement and the Holdings Warrants and (ii) the Holdings Common Stock received by such Sellers pursuant to the Image Merger (as such term is defined in the Merger Agreement).”

(f)           Schedule B of the Agreement is hereby deleted in its entirety and replaced with Schedule B attached to this Amendment.

                2.           Reaffirmation. In all respects not inconsistent with the terms and provisions of this Amendment, the Agreement shall continue to be in full force and effect in accordance with the terms and conditions thereof, and is hereby ratified, adopted, approved and confirmed by the parties hereto. From and after the date hereof, each reference to the Agreement in any other instrument or document shall be deemed a reference to the Agreement as amended hereby, unless the context otherwise requires.

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3.          Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

4.          Counterparts. This Amendment may be signed in any number of counterparts (and by facsimile or portable document format (pdf) transmission) with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Amendment. This Amendment shall become effective when, and only when, each party hereto shall have received a counterpart hereof signed by all of the other parties hereto.

[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the Sellers and the Purchaser has caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

PURCHASER:

RLJ ACQUISITION, INC.

By:	/s/ H. Van Sinclair
	Name:	H. Van Sinclair
	Title:	President and CEO

HOLDINGS:

RLJ ENTERTAINMENT, INC.

By:	/s/ H. Van Sinclair
	Name:	H. Van Sinclair
	Title:	President and CEO

[Signatures continue on next page]

[Signature Page to Amendment No. 1 to Preferred Stock Purchase Agreement by and among
RLJ Entertainment, Inc., RLJ Acquisition, Inc. and the holders of preferred stock of Image Entertainment, Inc.]

SELLERS:

JH PARTNERS EVERGREEN FUND, L.P.

By:	JH Evergreen Management, LLC
Its:	General Partner

By:	/s/ R. Todd Forrest
Name: R. Todd Forrest
Title: Chief Financial Officer

c/o JH Partners, LLC
451 Jackson Street
San Francisco, CA 94111
Telephone: (415) 364-0300
Facsimile: (415) 364-0333

JH INVESTMENT PARTNERS III, L.P.

By: JH Evergreen Management, LLC
Its: General Partner

By:	/s/ R. Todd Forrest
Name: R. Todd Forrest
Title: Chief Financial Officer

c/o JH Partners, LLC
451 Jackson Street
San Francisco, CA 94111
Telephone: (415) 364-0300
Facsimile: (415) 364-0333

[Signature Page to Amendment No. 1 to Preferred Stock Purchase Agreement by and among
RLJ Entertainment, Inc., RLJ Acquisition, Inc. and the holders of preferred stock of Image Entertainment, Inc.]

JH INVESTMENT PARTNERS GP FUND III, LLC

By: JH Evergreen Management, LLC
Its: Manager

By:	/s/ R. Todd Forrest
Name: R. Todd Forrest
Title: Chief Financial Officer

c/o JH Partners, LLC
451 Jackson Street
San Francisco, CA 94111
Telephone: (415) 364-0300
Facsimile: (415) 364-0333

JOHN AVAGLIANO

/s/ John Avagliano
John Avagliano

Address:
656 Daniel Court
Wyckoff, NJ 07481
Facsimile:

RAYMOND GAGNON

/s/ Raymond Gagnon
Raymond Gagnon

Address:
27 Gilmore Road
North Easton, MA 02356
Facsimile:

[Signature Page to Amendment No. 1 to Preferred Stock Purchase Agreement by and among
RLJ Entertainment, Inc., RLJ Acquisition, Inc. and the holders of preferred stock of Image Entertainment, Inc.]

PRODUCERS SALES ORGANIZATION

By:	/s/ John W. Hyde
Name: John W. Hyde
Title: President

Address:
46216 Dry Creek Drive
Badger, CA 93603
Facsimile:

DAVID B. BORIS

/s/ David B. Boris
David B. Boris

Address:
90 East End Avenue
New York, NY 10028
Facsimile:

R. MICHAEL POWELL

/s/ R. Michael Powell
R. Michael Powell

Address:
29 Guinea Road
Greenwich, CT 06830
Facsimile:

[Signature Page to Amendment No. 1 to Preferred Stock Purchase Agreement by and among
RLJ Entertainment, Inc., RLJ Acquisition, Inc. and the holders of preferred stock of Image Entertainment, Inc.]

JONATHAN MEYERS

/s/ Jonathan Meyers
Jonathan Meyers

Address:
315 East 69th Street
New York, NY 10021
Facsimile:

THEODORE S. GREEN

/s/ Theodore S. Green
Theodore S. Green

Address:
307 East 87th Street
New York, NY 10128
Facsimile:

TAYLOR RETTIG

/s/ Taylor Rettig
Taylor Rettig

Address:
c/o JH Partners, LLC
451 Jackson Street
San Francisco, CA 94111
Telephone: (415) 364-0300
Facsimile: (415) 364-0333

[Signature Page to Amendment No. 1 to Preferred Stock Purchase Agreement by and among
RLJ Entertainment, Inc., RLJ Acquisition, Inc. and the holders of preferred stock of Image Entertainment, Inc.]

SCHEDULE B

ALLOCATION OF PURCHASE PRICE